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                                                                   EXHIBIT 99.1


                           CERTIFICATIONS PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of GWIN, Inc. (the "Company") on Form 10-KSB for the period ended July 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Wayne Allyn Root, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13(a) [or 15(d)] of the Securities and Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                     /s/ Wayne Allyn Root
                                    _________________________________
                                    By: Wayne Allyn Root
                                    Chief Executive Officer
                                    October 28, 2002



In connection with the Annual Report of GWIN, Inc. (the "Company") on Form 10-KSB for the period ended July 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Douglas Miller, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (2) The Report fully complies with the requirements of section 13(a) [or 15(d)] of the Securities and Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                    /s/ Douglas Miller
                                    _________________________________
                                    By: Douglas Miller
                                    Chief Financial Officer
                                    October 28, 2002



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